FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 8, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649
58-1654960
(State or other         (Commission           (IRS
Employer
jurisdiction of          File Number)
Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA
33607
(Address of principal executive offices)     (Zip
Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On July 8, 2003, the Registrant issued a news release entitled
"Checkers(R) /Rallys(R) Launches National Speed to Succeed Incentive Program Company and Franchise Managers Compete for Cars, Computers and
Consumer Electronics," and a copy
is being
filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:  /s/David Koehler
Name:  David Koehler
Title:  Vice President and Chief Financial Officer
Dated:  July 8, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 8, 2003


Exhibit 99.1
CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600* Tampa, FL  33607*
  (813) 283-7000 * (813) 283-7001


CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186



Checkers(R) /Rallys(R) Launches National Speed to Succeed Incentive Program Company and Franchise Managers Compete for Cars, Computers and
Consumer Electronics


TAMPA, FL  July 8, 2003  Checkers Drive-In Restaurants, Inc. (NASDAQ: CHKR),
 the nations largest double drive-thru chain, today announced its Speed to Succeed Incentive Program that rewards Checkers(R)/Rallys(R) top-performing General Managers with a variety of prizes, including 2003 Ford(R) Mustangs(R). This new incentive program runs monthly through April 2004.

Its no secret that in our business the General Manager is the key individual who ensures that the Checkers and Rallys core business principles are executed properly every day, said Adam Noyes, Vice President of Company Operations and Purchasing,
Checkers Drive-In Restaurants, Inc. Our Speed to Succeed incentive program recognizes our successful General Managers each and every month. This program plays a key role in our pursuit for excellence at the restaurant unit level this year and assists us in our continued effort to further improve manager retention.

Once a month, Checkers/Rallys rewards one top-performing General
 Manager with a custom Ford Mustang when the Surprise Patrol makes a visit to the winning managers restaurant. Additionally, ten managers throughout the system can win consumer electronic prizes from Circuit City(R), including home computers, color televisions, stereo electronics and more. The Speed to Succeed program also offers assistant managers, shift supervisors and crewmembers the opportunity to win great prizes, including
 Circuit City Gift Cards.

This program resonates throughout our entire system both Company and franchised stores, added Ron Levondosky, Vice President of Franchise. There is nothing more exciting than to be part of the Surprise Patrol when a new car is awarded to a franchise General Manager.
 It makes me proud to be a part of this
 winning organization. This is one of the many national programs that excite our franchisees and motivates them to succeed.

Checkers/Rallys tradition of rewarding their employees with out-of-this-world incentives, such as new cars, cruises, vacations and cash, among other great gifts, demonstrates
Checkers/Rallys appreciation and recognition of its employees and their hard work.


Checkers Drive-In Restaurants, Inc.
Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service double drive- thru restaurants.
Except for historical information, this announcement contains forward-looking and Safe Harbor statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
 Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.

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